LOAN AGREEMENT


                         Dated as of September 27, 2007

                                 by and between

                              MONTAGE CAPITAL, LLC
                          as Montage and initial Lender

                                       and

                    SYSVIEW TECHNOLOGY, INC. and SYSCAN, INC.
                            Collectively, as Borrower

                      TOTAL CREDIT AMOUNT: Up to $1,500,000


Maturity Date:                      November 30, 2008
Formula:                            None
Facility Origination Fee:           $55,000
Interest:                           15.00% Fixed
Warrants:                           See Warrants

The information set forth above is subject to the terms and conditions set forth in the balance of this Agreement. The parties agree as follows:





                                       1.

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         1.    ADVANCES AND PAYMENTS.

               (a) ADVANCE. Borrower may request one advance (the "Advance") on the date of this Agreement (the "Closing Date") in the principal amount of $1,500,000. Borrower shall use the proceeds of the Advance to purchase shares under the Shares Exchange Agreement dated as of August 16, 2007, by and between Borrower and Syscan Imaging Limited (the "Share Exchange Agreement"), and for no other purpose. Each Lender shall be responsible only for the percentage of each Advance set forth below its signature ("Pro Rata Share"). The obligation of Montage and/or such other person or entity that may be added to this Agreement as an additional lender by an amendment hereto executed by Montage, Borrower and such other person or entity (each a "Lender" and collectively, the "Lenders") to make any Advance under this Agreement is subject to (i) each Lender's reasonable determination, in its sole discretion, that there has not occurred a circumstance or circumstances that have a Material Adverse Effect, as defined in
Section 5(g), (ii) satisfactory review of the loan documents (collectively, the "SVB Agreement") between Borrower and Silicon Valley Bank ("SVB"); (iii) evidence that the purchase under the Share Exchange Agreement is being consummated; and (iv) the execution, delivery and filing of such instruments and agreements, as Lenders reasonably deem appropriate, including this Agreement, the Warrants, a deposit account control agreement with SVB, and an intellectual property security agreement.

               (b) PAYMENTS. Borrower shall pay interest on the outstanding principal balance of the Advance and other monetary Obligations at a fixed rate per annum equal to 15.00%. Interest shall be calculated on the basis of a 360-day year for the actual number of days elapsed, and shall be payable in arrears on the first day of each month from the Closing Date through October 31, 2007. Beginning November 1, 2007, and continuing on the first day of each month thereafter, Borrower shall pay Lenders $100,000 per month plus accrued interest. The entire unpaid principal balance and all accrued but unpaid interest shall be due and payable on November 30, 2008 (the "Maturity Date"). Any partial month shall be prorated on the basis of a 30-day month based on the actual number of days outstanding. Borrowers may prepay all or any part of the Advance, but may not reborrow any amount repaid. All prepayments shall be applied first to outstanding fees, then to interest, and then to principal, applied to installments in reverse order of maturity. If a Borrower sells any assets outside of the ordinary course of business and receives cash proceeds from such sale, Borrowers shall pay Lenders 20% of the net cash proceeds as a mandatory prepayment. Borrower shall make all payments due under this Agreement to Montage regardless of which Lender is owed the payment. Any such payment made by Borrowers shall satisfy the Obligations in respect of which such payment was made as if made to the Lender to whom such Obligation was due. Montage shall have the responsibility to pay any other Lender its Pro Rata Share of all such payments

               (c) FEES. On the Closing Date, Borrower shall pay Lenders an origination fee of $55,000, plus an amount equal to all expenses that Lenders incur in connection with this Agreement, including reasonable attorneys fees.

               (d) WARRANTS. Borrower is concurrently issuing to each Lender a Warrant to Purchase Stock (each "Warrant").

               (e) LATE PAYMENT. Prior to the Maturity Date, if any payment of interest or any other amount owing to Montage is not made within ten (10) days after the due date, Borrower shall pay Montage a late payment fee equal to $1,000. If any amount is outstanding under this Agreement on the day after the Maturity Date, Borrower shall pay Lenders a fee of $5,000. If any such amount remains outstanding on the day that is thirty (30) days after the Maturity Date, Borrower shall pay Lenders an additional fee equal to $5,000 on such date, and an additional fee equal to $5,000 on each 30th day thereafter for so long as any amount remains outstanding. After the occurrence and during the continuance of an Event of Default, the Obligations shall bear interest at a rate equal to 18% per annum. In addition, each Lender shall have a right to purchase additional shares under the Warrant, as specified in the Warrant. The terms of this paragraph shall not be construed as Lenders' consent to Borrower's failure to pay any amounts in strict accordance with this Agreement, and Lenders' charging any such fees and/or acceptance of any such payments shall not restrict any exercise of any remedies arising out of any such failure.

         2. SECURITY INTEREST. As security for all present and future indebtedness, guarantees, liabilities, and other obligations of Borrower to Lenders under this Agreement, including all fees specified in Section 1 (collectively, the "Obligations"), Borrower grants each Lender a security

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

interest in all of Borrower's personal property, whether now owned or hereafter acquired, including without limitation all of the following: all accounts, cash, patents, copyrights, trademarks, goodwill, general intangibles, chattel paper, documents, letters of credit, instruments, deposit accounts, investment property, inventory, fixtures and equipment, as such terms are defined in Division 9 of the Uniform Commercial Code in effect on the date hereof, the property described on EXHIBIT A attached hereto, and all products, proceeds and insurance proceeds of the foregoing (collectively, the "Collateral"). Borrower authorizes each Lender to execute such documents and take such actions as such Lender reasonably deems appropriate from time to time to perfect or continue the security interest granted hereunder.

         3. REPRESENTATIONS AND WARRANTIES; AFFIRMATIVE COVENANTS. Borrower represents to Lenders as follows (which shall be deemed continuing throughout the term of this Agreement), and shall do as follows:

               (a) AUTHORIZATION. Borrower is and will continue to be, duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and Borrower is and will continue to be qualified and licensed to do business in all jurisdictions in which it is required to do so; the execution, delivery and performance by Borrower of this Agreement, and all other documents contemplated hereby have been duly and validly authorized by all necessary corporate action, and do not violate Borrower's Articles of Incorporation or by-laws, or any law or any material agreement or instrument which is binding upon Borrower or its property. Borrower has no wholly owned or partially owned subsidiaries and is not a partner or joint venturer in any partnership or joint venture.

               (b) STATE OF INCORPORATION; PLACES OF BUSINESS; LOCATIONS OF COLLATERAL. Borrower is a corporation incorporated and in good standing under the laws of the state of its incorporation, as corporation number ___________. The address set forth in this Agreement under Borrower's signature is Borrower's chief executive office. Other than the chief executive office, the Collateral is located at the address(es) set forth on EXHIBIT B.

               (c) TITLE TO COLLATERAL; PERMITTED LIENS. Borrower is now, and will at all times in the future be, the sole owner of all the Collateral. The Collateral now is and will remain free and clear of any and all liens, security interests, encumbrances and adverse claims, except for (i) purchase money security interests in specific items of Equipment; (ii) leases of specific items of Equipment; (iii) liens for taxes, fees, assessments or other governmental charges or levies, either not delinquent or being contested in good faith by appropriate proceedings, provided the same have no priority over any of Lenders' security interests; (iv) liens of materialmen, mechanics, warehousemen, carriers, or other similar liens arising in the ordinary course of business and securing obligations that are not delinquent; (v) the lien granted under the SVB Agreement; and (vi) those liens set forth EXHIBIT B.

                  (d) FINANCIAL CONDITION, STATEMENTS AND REPORTS. The financial statements provided to Lenders by Borrower have been prepared in accordance with generally accepted accounting principles, consistently applied ("GAAP"). All financial statements now or in the future delivered to Lenders will fairly reflect the financial condition of Borrower, at the times and for the periods therein stated. Between the last date covered by any such statement provided to Lenders and the date hereof, there has been no circumstance that could constitute or give rise to a Material Adverse Effect.

               (e) TAX RETURNS AND PAYMENTS. Borrower has timely filed, and will timely file, all material tax returns and reports required by applicable law, and Borrower has timely paid, and will timely pay, all applicable taxes, assessments, deposits and contributions now or in the future owed by Borrower.

               (f) COMPLIANCE WITH LAW. Borrower has complied, and will comply, in all material respects, with all provisions of all applicable laws and regulations.

               (g) INFORMATION. All information provided to Lenders by or on behalf of Borrower on or prior to the date of this Agreement is true and correct in all material respects, and no representation or other statement made by Borrower to Lenders contains any untrue statement of a material fact or omits to state a material fact necessary to make any statements made to Lenders not misleading at the time made.

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

               (h) LITIGATION. Except as disclosed on EXHIBIT B, there is no claim or litigation pending or (to best of Borrower's knowledge) threatened against Borrower. Borrower will promptly inform Lenders in writing of any claim or litigation in the future which, either separately or in the aggregate.

               (i) SUBSIDIARIES. Except as disclosed on EXHIBIT B, Borrower has no wholly-owned or partially owned subsidiaries and EXHIBIT B sets forth all loans by Borrower to, and all investments by Borrower in, any person, entity, corporation partnership or joint venture.

(j) DEPOSIT AND INVESTMENT ACCOUNTS. Borrower maintains only the operating, savings, deposit, securities and investment accounts listed on EXHIBIT B.

               (k) REPORTS. Borrower will provide to Lenders in form and substance acceptable to Lenders (i) within thirty (30) days after the last day of each month, monthly Borrower-prepared financial statements, prepared in accordance with GAAP, consistently applied; (ii) within fifteen (15) days after filing, copies of all reports and statements filed by Borrower with the SEC;
(iii) within ninety (90) days of the last day of each year, annual financial statements prepared in accordance with GAAP, consistently applied, together with copies of Borrower's tax returns for such year; (iv) when delivered to SVB, a copy of the borrowing base certificate, any backup schedules or information, and all other reports, filings and certificates delivered or required to be delivered under the SVB Agreement; and (v) upon request, such other information relating to Borrower's operations and condition, including information on the status of any acquisitions or equity investments, as Lenders may reasonably request from time to time. Each Lender shall have the right to review and copy Borrower's books and records and audit and inspect the Collateral, from time to time, upon reasonable notice to Borrower. Each Lender or its officers, employees, or agents shall have a right to visit Borrower's premises and interview Borrower's officers at Borrower's expense.

               (l) SVB AGREEMENT. Borrower shall cause the SVB Agreement to remain in effect for so long as Borrower owes any amounts under this Agreement, in the form presented to Lenders on the date hereof. At any time Borrower owes Lenders more than $1,000,000, the outstanding principal balance under the SVB Agreement may not exceed the lesser of (i) $2,000,000 or (ii) the Borrowing Base, as defined in the SVB Agreement as of the date hereof. At any time Borrower owes Lenders less than $1,000,000, the outstanding principal balance of the SVB Loan may not exceed the lesser of (i) $3,000,000, or the Borrowing Base, as defined in the SVB Agreement as of the date hereof.

               (m) INSURANCE. Borrower will maintain insurance on the Collateral and Borrower's business, in amounts and of a type that are customary to businesses similar to Borrower's, and Lenders will be named in a lenders' loss payable endorsement in favor of Lenders, in form reasonably acceptable to Lenders

         4. NEGATIVE COVENANTS. Without the prior written consent of Lenders, Borrower shall not do any of the following: (i) permit or suffer a merger, change of control, or acquisition of all or substantially all of Borrower's assets other than in a transaction, the terms of which provide for immediate payment of all amounts outstanding under this Agreement; (ii) acquire any assets outside the ordinary course of business; (iii) sell, lease, license, encumber or transfer any Collateral except for sales in the ordinary course of business or in connection with the sale of the HD display division or its assets (in each case Lenders retains a security interest in the proceeds of such disposition);
(iv) pay or declare any cash dividends on Borrower's stock; (v) redeem, purchase or otherwise acquire, any of Borrower's stock, except for (A) stock from terminated employees or contractors, to the extent required or permitted under any employment or contractor agreements, (B) redemption or other acquisition of any of Borroer's preferred stock soley for Borrower's common stock, (C) pursuant to the Share Exchange Agreement; (vi) make any investments in, or loans or advances to, any person, including without limitation any investments in, or downstreaming of funds to, any subsidiary or affiliate of Borrower; (vii) incur any indebtedness, other than (a) trade debt and capital lease obligations incurred in the ordinary course of business and (b) indebtedness under the SVB Agreement; (viii) make any payment on any of Borrower's indebtedness that is subordinate to the Obligations, other than in accordance with the subordination agreement, if any, in favor of Lenders relating thereto; (ix) make any deposits or investments into any investment or depository accounts unless they are subject to an account control agreement acceptable to Lenders, or (x) agree to do any of the foregoing.

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         5. EVENTS OF DEFAULT. Any one or more of the following shall constitute an Event of Default under this Agreement:

               (a) Borrower shall fail to pay any principal of or interest on any Loans or any other monetary Obligations within ten days after the date due; or

               (b) Borrower shall fail to comply with any other provision of this Agreement, which failure is not cured within ten days after the sooner of
(i) the date that Borrower has knowledge of that failure or (ii) Borrower's receipt of notice from Montage; or

               (c) Any warranty, representation, statement, report or certificate made or delivered to a Lender by Borrower or on Borrower's behalf shall be untrue or misleading in a material respect as of the date given or made, or shall become untrue or misleading in a material respect after the date hereof; or

               (e) A default or event of default shall occur under any agreement to which Borrower is a party or by which it is bound, including the SVB Agreement (i) resulting in a right by the other party or parties, whether or not exercised, to accelerate the maturity of any indebtedness in excess of $50,000 or (ii) that could have a Material Adverse Effect, as defined below; or

(e) Any portion of Borrower's assets is attached, seized or levied upon, or a judgment for more than $50,000 is awarded against Borrower and is not stayed within ten days; or

               (f) Dissolution, termination of existence of Borrower; the occurrence of a Dissolution Event; or appointment of a receiver, trustee or custodian, for all or any material part of the property of, assignment for the benefit of creditors by, or the commencement of any proceeding by or against Borrower under any reorganization, bankruptcy, insolvency, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, now or in the future in effect (except that, in the case of a proceeding commenced against Borrower, Borrower shall have 60 days after the date such proceeding was commenced to have it dismissed, provided Montage shall have no obligation to make any Loans during such period); or

               (g) The occurrence of a "Material Adverse Effect", which shall mean (i) a material adverse change in the business, prospects, operations, results of operations, assets, liabilities or financial or other condition of Borrower, (ii) the material impairment of Borrower's ability to perform its Obligations or of Montage's ability to enforce the Obligations or realize upon the Collateral, or (iii) a material adverse change in the value of the Collateral, and a Lender's written notice to Borrowers of such occurrence.

         6. REMEDIES.

               (a) REMEDIES. Upon the occurrence and during the continuance of any Event of Default, either Lender, at its option, may do any one or more of the following: (a) Accelerate and declare the Obligations to be immediately due, payable, and performable; (b) Take possession of any or all of the Collateral wherever it may be found, and for that purpose Borrower hereby authorizes each Lender to enter Borrower's premises without interference to search for, take possession of, keep, store, or remove any of the Collateral, and remain on the premises or cause a custodian to remain on the premises in exclusive control thereof, without charge by Borrower for so long as such Lender reasonably deems it necessary in order to complete the enforcement of its rights under this Agreement or any other agreement; provided, however, that should Lender seek to take possession of any of the Collateral by Court process, Borrower hereby waives: (i) any bond and any surety or security relating thereto; (ii) any demand for possession prior to the commencement of any suit or action to recover possession thereof; and (iii) any requirement that Lender retain possession of, and not dispose of, any such Collateral until after trial or final judgment; (c) Require Borrower to assemble any or all of the Collateral and make it available to Montage at places designated by Montage; (d) Complete the processing of any Collateral prior to a disposition thereof and, for such purpose and for the purpose of removal, Lender shall have the right to use Borrower's premises, equipment and all other property without charge by Borrower; (e) Collect and dispose of and realize upon any investment property, including withdrawal of any and all funds from any deposit or securities accounts; (f) Dispose of any of the Collateral, at one or more public or private sales, in lots or in bulk, for cash, exchange or other property, or on credit, and to adjourn any such sale from time to time without notice other than oral announcement at the time

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scheduled for sale; and (g) Demand payment of, and collect any accounts, general intangibles or other Collateral and, in connection therewith, Borrower irrevocably authorizes each Lender to endorse or sign Borrower's name on all collections, receipts, instruments and other documents, and, in Lender's good faith business judgment, to grant extensions of time to pay, compromise claims and settle accounts, general intangibles and the like for less than face value; Borrower grants each Lender a license, exercisable from and after an Event of Default has occurred, to use and copy any trademarks, service marks and other intellectual property in which Borrower has an interest to effect any of the foregoing remedies. All reasonable attorneys' fees, expenses, costs, liabilities and obligations incurred by a Lender with respect to the foregoing shall be added to and become part of the Obligations, and shall be due on demand.

               (b) APPLICATION OF PROCEEDS. All proceeds realized as the result of any sale or other disposition of the Collateral shall be applied by Lenders first to the reasonable costs, expenses, liabilities, obligations and attorneys' fees incurred by a Lender in the exercise of any rights under this Agreement, second to any fees and Obligations other than interest and principal, pro rata to each Lender, third to the interest due upon any of the Obligations, pro rata to each Lender, and fourth to the principal of the Obligations, pro rata to each Lender, in such order as Lenders shall determine in its sole discretion. Any surplus shall be paid to Borrower or other persons legally entitled thereto; Borrower shall remain liable to Lenders for any deficiency.

               (c) REMEDIES CUMULATIVE. In addition to the rights and remedies set forth in this Agreement, each Lender shall have all the other rights and remedies accorded a secured party under the California Uniform Commercial Code and under all other applicable laws, and under any other instrument or agreement now or in the future entered into between a Lender and Borrower, and all of such rights and remedies are cumulative and none is exclusive. Exercise or partial exercise of one or more of its rights or remedies shall not be deemed an election, nor bar a Lender from subsequent exercise or partial exercise of any other rights or remedies. The failure or delay of a Lender to exercise any rights or remedies shall not operate as a waiver thereof, but all rights and remedies shall continue in full force and effect until all of the Obligations have been fully paid and performed.

               (d) POWER OF ATTORNEY. After the occurrence and during the continuance of an Event of Default, Borrower irrevocably appoints each Lender (and any of such Lender's designated employees or agents) as Borrower's true and lawful attorney in fact to: endorse Borrower's name on any checks or other forms of payment; make, settle and adjust all claims under and decisions with respect to Borrower's policies of insurance; settle and adjust disputes and claims respecting accounts, general intangibles and other Collateral; execute and deliver all notices, instruments and agreements in connection with the perfection of the security interest granted in this Agreement; sell, lease or otherwise dispose of all or any part of the Collateral; and take any other action or sign any other documents required to be taken or signed by Borrower, or reasonably necessary to enforce the rights or remedies or otherwise carry out the purposes of this Agreement. The appointment of each Lender as Borrower's attorney in fact, and each of such Lender's rights and powers, being coupled with an interest, are irrevocable until all Obligations owing to Lenders have been paid and performed in full.

         7. COBORROWERS. Each of Sysview Technology, Inc. and Syscan, Inc. is a co-borrower, and is jointly and severally liable for the repayment of all amounts outstanding under this Agreement. Lenders may proceed against either Borrower without proceeding against the other. Each Borrower shall be liable for all Obligations as fully as if all of the Advance was made to such Borrower. Lenders may rely on any certificate or representation made by any Borrower as made on behalf of, and binding on, all Borrowers. Each Borrower appoints the other Borrower its agent with all power and authority to give and receive notices and other documents on behalf of both Borrowers, to act as disbursing agent for receipt of any Advance, to apply to Lenders on behalf of each Borrower for any waivers or consents, and to amend this Agreement from time to time. Each Borrower authorizes Lender to deal with the other Borrower on behalf of both Borrowers, including in connection with any amendments to this Agreement and any release, compromise or settlement of any rights or obligations hereunder. Each Borrower waives all rights that it may have to seek contribution or any other form of reimbursement from the other Borrower (including by subrogation) until the Obligations have been satisfied in full. Each Borrower waives all benefits that it may have under any laws giving rights to sureties, including to the extent applicable California Civil Code Sections 2809, 2810, 2819, 2839, 2845, 2848, 2849, 2850, 2899 and 3433. The liability of a Borrower shall not be diminished by any agreement that all or any part of the Obligations would be satisfied by another Borrower or other entity, or any release from, or unenforceability against, any Obligation.

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         8. WAIVERS. The failure of a Lender at any time or times to require
Borrower to strictly comply with any of the provisions of this Agreement or any other present or future agreement between Borrower and a Lender shall not waive or diminish any right of a Lender later to demand and receive strict compliance therewith. Any waiver of any default shall not waive or affect any other default, whether prior or subsequent, and whether or not similar. None of the provisions of this Agreement or any other agreement shall be deemed to have been waived except by a specific written waiver signed by an authorized officer of a Lender. Borrower waives demand, protest, notice of protest and notice of default or dishonor, notice of payment and nonpayment, release, compromise, settlement, extension or renewal of any commercial paper, instrument, account, general intangible, document or guaranty at any time held by a Lender on which Borrower is or may in any way be liable, and notice of any action taken by a Lender, unless expressly required by this Agreement.

         9. INDEMNITY. Borrower shall indemnify each Lender for any costs or liabilities, including reasonable attorneys' fees, incurred by such Lender in connection with this Agreement or any transactions contemplated by this Agreement, excet for costs or liabilities directly caused by Lender's gross negligence or willful misconduct.

         10. CONFIDENTIALITY. In handling any confidential non-public information provided to a Lender by Borrower, such Lender shall exercise the same degree of care that it exercises with respect to its own proprietary information of the same types to maintain the confidentiality of the same, except that disclosure of such information may be made (i) to subsidiaries or affiliates of such Lender in connection with their present or prospective business relations with Borrower, (ii) to prospective transferees or purchasers of any interest in the Obligations, provided that they have entered into a comparable confidentiality agreement with respect thereto, (iii) as required by law, regulations, rule or order, subpoena, judicial order or similar order, (iv) as may be required in connection with the examination, audit or similar investigation of Lender, and (v) as Lender may deem appropriate in connection with the exercise of any remedies hereunder. Confidential information shall not include information that either: (a) is in the public domain, or becomes part of the public domain, after disclosure to a Lender through no fault of such Lender; or (b) is disclosed to a Lender by a third party, provided such Lender does not have actual knowledge that such third party is prohibited from disclosing such information.

         11. GOVERNING LAW; JURISDICTION; VENUE. This Agreement and all acts and transactions hereunder and all rights and obligations of Lenders and Borrower shall be governed by the internal laws (and not the conflict of laws rules) of the State of California. Subject to Section 12, all actions and proceedings relating directly or indirectly to this Agreement shall be litigated in courts located in Santa Clara County, California, each party consents to the jurisdiction and venue of any such court and consents to service of process in any such action or proceeding by personal delivery or any other method permitted by law, and waives any and all rights Borrower may have to object to the jurisdiction of any such court, or to transfer or change the venue of any such action or proceeding.

         12. MUTUAL WAIVER OF JURY TRIAL; JUDICIAL REFERENCE. BORROWER AND LENDERS EACH WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO, THIS AGREEMENT OR ANY OTHER PRESENT OR FUTURE INSTRUMENT OR AGREEMENT BETWEEN MONTAGE AND BORROWER, OR ANY CONDUCT, ACTS OR OMISSIONS OF MONTAGE OR BORROWER OR ANY OF THEIR DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS OR ANY OTHER PERSONS AFFILIATED WITH MONTAGE OR BORROWER, IN ALL OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE. IF THIS JURY WAIVER IS FOR ANY REASON UNENFORCEABLE, THE PARTIES AGREE TO RESOLVE ALL CLAIMS, CAUSES AND DISPUTES THROUGH JUDICIAL REFERENCE PURSUANT TO CODE OF CIVIL PROCEDURE SECTION 638 ET SEQ BEFORE A MUTUALLY ACCEPTABLE REFEREE SITTING WITHOUT A JURY OR, IF NO AGREEMENT ON THE REFEREE IS REACHED, BEFORE A REFEREE SELECTED BY THE PRESIDING JUDGE OF THE CALIFORNIA SUPERIOR COURT FOR SANTA CLARA COUNTY. THIS PROVISION SHALL NOT RESTRICT A PARTY FROM EXERCISING NONJUDICIAL REMEDIES UNDER THE CODE.

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         13. GENERAL. This Agreement and such other written agreements, documents and instruments as may be executed in connection herewith are the final, entire and complete agreement between Borrower and Montage and supersede all prior and contemporaneous negotiations and oral representations and agreements, all of which are merged and integrated in this Agreement. There are no oral understandings, representations or agreements between the parties which are not set forth in this Agreement or in other written agreements signed by the parties in connection herewith. The terms and provisions of this Agreement may not be waived or amended, except in a writing executed by Borrower and a duly authorized officer of each Lender. A Lender may assign all or any part of its interest in this Agreement and the Obligations to any person or entity, or grant a participation in, or security interest in, any interest in this Agreement, with notice to, but without consent of, Borrower. Borrower may not assign any rights under or interest in this Agreement without Lenders' prior written consent. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one agreement. Upon termination of this Agreement and repayment of all amounts outstanding, Lenders will terminate their security interests at Borrower's expense, including any reasonable attorneys fees and filing fees.

         14. PUBLICITY. Borrower authorizes each Lender to use Borrower's tradenames and logos in such Lender's marketing materials in respect of the transactions evidenced by this Agreement.

MONTAGE CAPITAL, LLC                            SYSVIEW TECHNOLOGY, INC.
By:                                             By:
     --------------------------------------
Title:                                          Title:
        -----------------------------------


                                                SYSCAN, INC.
                                                By:
                                                Title:
Address for notices:                            Address for notices:
Montage Capital, LLC                            Sysview Technology, Inc.
5201 Great America Parkway, Suite 320           1772 Technology Drive
Santa Clara, CA  95054                          San Jose, CA  95110
Attn:  Damon Doe                                Attn:  Chief Executive Officer
Fax:  (408) 562-5745                            Fax:

Pro Rata Share:  100%

666815 v3/HN
                                    EXHIBIT A
                        COLLATERAL DESCRIPTION ATTACHMENT
                         TO LOAN AND SECURITY AGREEMENT

         All personal property of each Borrower (herein referred to as "Borrower" or "Debtor") whether presently existing or hereafter created or acquired, and wherever located, including, but not limited to:

         (a) all accounts (including health-care-insurance receivables), chattel paper (including tangible and electronic chattel paper), deposit accounts, documents (including negotiable documents), equipment (including all accessions and additions thereto), general intangibles (including copyrights, patents, trademarks, goodwill and all intellectual property, payment intangibles and software), goods (including fixtures), instruments (including promissory notes), inventory (including all goods held for sale or lease or to be furnished under a contract of service, and including returns and repossessions), investment property (including securities and securities entitlements), letter of credit rights, money, and all of Debtor's books and records with respect to any of the foregoing, and the computers and equipment containing said books and records; and

         (b) any and all cash proceeds and/or noncash proceeds of any of the foregoing, including, without limitation, insurance proceeds, and all supporting obligations and the security therefor or for any right to payment. All terms above have the meanings given to them in the California Uniform Commercial Code, as amended or supplemented from time to time.

                                       EXHIBIT B


         Places of Business and Locations of Collateral (Section 3(b)):



         Permitted Liens (Section 3(c))



         Litigation (Section 3(h)):



         Subsidiaries and partnerships and joint ventures (Section 3(i)):



         Accounts (Section 3(j))

                         CORPORATE RESOLUTIONS TO BORROW

--------------------------------------------------------------------------------

Borrower: SYSVIEW TECHNOLOGY, INC.
--------------------------------------------------------------------------------

         I, the undersigned Secretary or Assistant Secretary of SYSVIEW TECHNOLOGY, INC. (the "Corporation"), HEREBY CERTIFY that the Corporation is organized and existing under and by virtue of the laws of the state of its incorporation.

         I FURTHER CERTIFY that attached hereto as Attachments 1 and 2 are true and complete copies of the Certificate/Articles of Incorporation and Bylaws of the Corporation, each of which is in full force and effect on the date hereof.

         I FURTHER CERTIFY that by unanimous written consent of the Directors of the Corporation, (or by other duly authorized corporate action in lieu of a meeting), the following resolutions were adopted.

         "BE IT RESOLVED, that any one (1) of the following named officers, employees, or agents of this Corporation, whose actual signatures are shown below:

NAMES                            POSITION                      ACTUAL SIGNATURES











acting for and on behalf of this Corporation and as its act and deed be, and they hereby are, authorized and empowered:

         BORROW MONEY. To borrow from time to time from Montage Capital, LLC and such other person or entity as may become a lender under the Agreement (collectively, the "Lenders"), on such terms as may be agreed upon between the officers, employees, or agents and Lenders, such sum or sums of money as in their judgment should be borrowed, without limitation, including such sums as are specified in that certain Loan Agreement (the "Agreement").

         EXECUTE AGREEMENT. To execute and deliver the Agreement to Lenders, and also one or more renewals, extensions, modifications, refinancings, consolidations, or substitutions thereof.

         GRANT SECURITY. To grant a security interest to Lenders in the Collateral described in the Agreement, which security interest shall secure all of the Corporation's obligations, as described in the Agreement.

         ISSUE WARRANTS. To issue warrants to purchase stock of the Corporation to Lenders of the type, and in the number specified in the Warrant to Purchase Stock.

         FURTHER ACTS. To do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements as they may in their discretion deem reasonably necessary or proper in order to carry into effect the provisions of these Resolutions.

         BE IT FURTHER RESOLVED, that any and all acts authorized pursuant to these resolutions and performed prior to the passage of these resolutions are hereby ratified and approved, that these Resolutions shall remain in full force and effect and Lenders may rely on these Resolutions until written notice of their revocation shall have been delivered to and received by Lenders. Any such notice shall not affect any of the Corporation's agreements or commitments in effect at the time notice is given.

         I FURTHER CERTIFY that the officers, employees, and agents named above are duly elected, appointed, or employed by or for the Corporation, as the case may be, and occupy the positions set forth opposite their respective names; that the foregoing Resolutions now stand of record on the books of the Corporation; and that the Resolutions are in full force and effect and have not been modified or revoked in any manner whatsoever.

         IN WITNESS WHEREOF, I have hereunto set my hand as of September 26, 2007 and attest that the signatures set opposite the names listed above are their genuine signatures.

                                        CERTIFIED AND ATTESTED BY:


                                        X
                                          -----------------------

                         CORPORATE RESOLUTIONS TO BORROW

--------------------------------------------------------------------------------

Borrower: SYSCAN, INC.
--------------------------------------------------------------------------------

         I, the undersigned Secretary or Assistant Secretary of SYSCAN, INC. (the "Corporation"), HEREBY CERTIFY that the Corporation is organized and existing under and by virtue of the laws of the state of its incorporation.

         I FURTHER CERTIFY that attached hereto as Attachments 1 and 2 are true and complete copies of the Certificate/Articles of Incorporation and Bylaws of the Corporation, each of which is in full force and effect on the date hereof.

         I FURTHER CERTIFY that by unanimous written consent of the Directors of the Corporation, (or by other duly authorized corporate action in lieu of a meeting), the following resolutions were adopted.

         "BE IT RESOLVED, that any one (1) of the following named officers, employees, or agents of this Corporation, whose actual signatures are shown below:

NAMES                            POSITION                      ACTUAL SIGNATURES









acting for and on behalf of this Corporation and as its act and deed be, and they hereby are, authorized and empowered:

         BORROW MONEY. To borrow from time to time from Montage Capital, LLC and such other person or entity as may become a lender hereunder (collectively, the "Lenders"), on such terms as may be agreed upon between the officers, employees, or agents and Lenders, such sum or sums of money as in their judgment should be borrowed, without limitation, including such sums as are specified in that certain Loan Agreement (the "Agreement").

         EXECUTE AGREEMENT. To execute and deliver the Agreement to Lenders, and also one or more renewals, extensions, modifications, refinancings, consolidations, or substitutions thereof.

         GRANT SECURITY. To grant a security interest to Lenders in the Collateral described in the Agreement, which security interest shall secure all of the Corporation's obligations, as described in the Agreement.

         ISSUE WARRANTS. To issue warrants to purchase stock of the Corporation to Lenders of the type, and in the number specified in the Warrant to Purchase Stock.

         FURTHER ACTS. To do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements as they may in their discretion deem reasonably necessary or proper in order to carry into effect the provisions of these Resolutions.

         BE IT FURTHER RESOLVED, that any and all acts authorized pursuant to these resolutions and performed prior to the passage of these resolutions are hereby ratified and approved, that these Resolutions shall remain in full force and effect and Lenders may rely on these Resolutions until written notice of their revocation shall have been delivered to and received by Lenders. Any such notice shall not affect any of the Corporation's agreements or commitments in effect at the time notice is given.

         I FURTHER CERTIFY that the officers, employees, and agents named above are duly elected, appointed, or employed by or for the Corporation, as the case may be, and occupy the positions set forth opposite their respective names; that the foregoing Resolutions now stand of record on the books of the Corporation; and that the Resolutions are in full force and effect and have not been modified or revoked in any manner whatsoever.

         IN WITNESS WHEREOF, I have hereunto set my hand as of September 26, 2007 and attest that the signatures set opposite the names listed above are their genuine signatures.

                                                CERTIFIED AND ATTESTED BY:


                                                X
                                                  -----------------------




                                       2